Exhibit 99.1

FOR IMMEDIATE RELEASE

Lam Research Corporation Contact:

Audrey Charles, Investor Relations, phone: 510-572-1615, e-mail: audrey.charles@lamresearch.com

Lam Research Corporation Reports Financial Results for the Quarter Ended March 29, 2015

FREMONT, Calif., April 20, 2015 - Lam Research Corp. (NASDAQ: LRCX) today announced financial results for the quarter ended March 29, 2015 (the “March 2015 quarter”).

Highlights for the March 2015 quarter were as follows:

•	Shipments of $1,497 million, up 20% from the prior quarter.

•	Revenue of $1,393 million, up 13% from the prior quarter.

•	GAAP gross margin of 43.1%, GAAP operating margin of 17.2%, and GAAP diluted EPS of $1.16

•	Non-GAAP gross margin of 44.7%, non-GAAP operating margin of 19.9%, and non-GAAP diluted EPS of $1.40

Lam Research Corporation

Financial Highlights for the Quarters Ended March 29, 2015 and December 28, 2014

(in thousands, except per share data and percentages)

GAAP
	March 2015	December 2014	Change Q/Q
Revenue	$1,393,333	$1,232,241	13%
Gross margin as percentage of revenue	43.1%	43.6%	-50	bps
Operating margin as percentage of revenue	17.2%	15.3%	190	bps
Diluted EPS	$1.16	$1.00	16%

Non-GAAP
	March 2015	December 2014	Change Q/Q
Revenue	$1,393,333	$1,232,241	13%
Gross margin as percentage of revenue	44.7%	45.4%	-70	bps
Operating margin as percentage of revenue	19.9%	18.7%	120	bps
Diluted EPS	$1.40	$1.19	18%

GAAP Financial Results

For the March 2015 quarter, revenue was $1,393.3 million, gross margin was $600.6 million, or 43.1% of revenue, operating expenses were $360.6 million, operating margin was 17.2% of revenue, and net income was $206.3 million, or $1.16 per diluted share on a GAAP basis. This compares to revenue of $1,232.2 million, gross margin of $536.7 million, or 43.6% of revenue, operating expenses of $347.9 million, operating margin of 15.3% of revenue, and net income of $176.9 million, or $1.00 per diluted share, for the quarter ended December 28, 2014 (the “December 2014 quarter”).

Non-GAAP Financial Results

For the March 2015 quarter, non-GAAP gross margin was $622.2 million or 44.7% of revenue, non-GAAP operating expenses were $345.0 million, non-GAAP operating margin was 19.9% of revenue, and non-GAAP net income was $244.9 million, or $1.40 per diluted share on a non-GAAP basis. This compares to non-GAAP gross margin of $560.0 million or 45.4% of revenue, non-GAAP operating expenses of $330.2 million, non-GAAP operating margin of 18.7% of revenue, and non-GAAP net income of $207.6 million, or $1.19 per diluted share for the December 2014 quarter.

“Lam’s March quarter results reached record levels further extending our outperformance trajectory,” said Martin Anstice, Lam Research’s president and chief executive officer. “Our differentiated products and services are directly addressing the market driving technology inflections of multi-patterning, 3D device architecture and advanced packaging. Through ever closer collaboration with our customers we are partnering to solve their most critical challenges solidifying our growth opportunity.”

~more~

Balance Sheet and Cash Flow Results

The successful issuance of $1.0 billion in bonds in the March 2015 quarter helped increase cash and cash equivalents, short-term investments, and restricted cash and investment balances to $4.1 billion at the end of the March 2015 quarter compared to $3.0 billion at the end of the December 2014 quarter. Cash provided by operating activities was utilized for approximately $124.9 million of treasury stock purchases, including net share settlement on employee stock-based compensation, $31.9 million of capital expenditures and $28.7 million of cash dividends paid to stockholders during the March 2015 quarter.

Deferred revenue at the end of the March 2015 quarter increased to $485.2 million as compared to $373.7 million at the end of the December 2014 quarter. Deferred profit at the end of the March 2015 quarter increased to $303.3 million as compared to $254.8 million at the end of the December 2014 quarter. Lam’s deferred revenue balance does not include shipments to Japanese customers, to whom title does not transfer until customer acceptance. Shipments to Japanese customers are classified as inventory at cost until the time of acceptance. The anticipated future revenue from shipments to Japanese customers was approximately $45.4 million as of March 29, 2015.

Geographic Distribution

The geographic distribution of shipments and revenue during the March 2015 quarter is shown in the following table:

Region	Shipments	Revenue
Korea	34%	35%
Taiwan	19%	20%
China	19%	15%
Japan	10%	11%
United States	10%	10%
Europe	6%	7%
Southeast Asia	2%	2%

Outlook

For the quarter ending June 28, 2015, Lam is providing the following guidance:

	GAAP			Reconciling Items	Non-GAAP
Shipments	$1.60 Billion	+/-	$50 Million	—	$1.60 Billion	+/-	$50 Million
Revenue	$1.46 Billion	+/-	$50 Million	—	$1.46 Billion	+/-	$50 Million
Gross margin	44.1%	+/-	1%	$21 Million	45.5%	+/-	1%
Operating margin	18.5%	+/-	1%	$37 Million	21.0%	+/-	1%
Earnings per share	$1.21	+/-	$0.07	$39 Million	$1.46	+/-	$0.07
Diluted share count	177 Million			3 Million	174 Million

The information provided above is only an estimate of what the Company believes is realizable as of the date of this release, and does not incorporate the potential impact of any business combinations, asset acquisitions, divestitures, financing arrangements, other investments, or other significant transactions that may be completed after the date of this release. GAAP to non-GAAP reconciling items provided include only those items that are known and can be estimated as of the date of this release. Actual results will vary from this model and the variations may be material. Reconciling items included above are as follows:

•	Gross margin - amortization related to intangible assets acquired in the Novellus transaction, $21 million.

•	Operating margin - amortization related to intangible assets acquired in the Novellus transaction, $37 million.

•	Earnings per share - amortization related to intangible assets acquired in the Novellus transaction, $37 million; amortization of note discounts, $9 million; and associated tax benefit for non-GAAP items ($7) million; totaling $39 million.

•	Diluted share count - impact of a note hedge issued contemporaneously with the convertible notes due in 2016 and 2018, 3 million shares.

Use of Non-GAAP Financial Results

In addition to GAAP results, this press release also contains non-GAAP financial results. The Company’s non-GAAP results for both the March 2015 and December 2014 quarters include the impact of the note hedge issued contemporaneously with the convertible notes due in 2016 and 2018 and exclude amortization related to intangible assets acquired in the Novellus transaction; acquisition-related inventory fair value impact; selected restructuring charges, net; the amortization of note discounts; and tax benefit of non-GAAP items. Additionally, the March 2015 quarter non-GAAP results exclude the tax benefit on the successful resolution of certain tax matters. The December 2014 quarter non-GAAP results exclude the net tax benefit on the reinstatement of the research and development credit.

Management uses non-GAAP gross margin, operating income, operating expenses, operating margin, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to GAAP results are included at the end of this press release and on the Company’s web site at http://investor.lamresearch.com.

Lam Announces Financial Results for the March 2015 Quarter

Caution Regarding Forward-Looking Statements

Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to, the anticipated revenue from shipments to Japanese customers; our ability to continue to reach record levels and outperform the semiconductor equipment industry; our ability to collaborate with our customers and partner to solve their most critical challenges; our ability to continue to grow our revenue and make progress on our market share objectives; our ability to differentiate our products and services, address market driving technology inflections, and deliver performance that meets or exceeds our plans, including our abilities to execute on our priorities, and deliver growth; the scope of opportunities we have; our ability to expand our served market; the ability of the market to continue to expand and the extent of any such expansion; and our guidance for shipments, revenue, gross margin, operating margin, earnings per share, and diluted share count. Some factors that may affect these forward-looking statements include: business conditions in the consumer electronics industry, the semiconductor industry and the overall economy; the strength of the financial performance of our existing and prospective customers; the introduction of new and innovative technologies; the occurrence and pace of technology transitions and conversions; the actions of our competitors, consumers, semiconductor companies and key suppliers and subcontractors; and the success of research and development and sales and marketing programs. These forward-looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks, including those detailed in documents filed by us with the Securities and Exchange Commission, including specifically our report on Form 10-K for the year ended June 29, 2014 and our reports on Form 10-Q for the quarters ended September 28, 2014 and December 28, 2014. These uncertainties and changes could cause actual results to vary from expectations. The Company undertakes no obligation to update the information or statements made in this press release.

About Lam Research

Lam Research Corp. (NASDAQ: LRCX) is a trusted global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. Lam’s broad portfolio of market-leading deposition, etch, strip, and wafer cleaning solutions helps customers achieve success on the wafer by enabling device features that are 1,000 times smaller than a grain of sand, resulting in smaller, faster, and more power-efficient chips. Through collaboration, continuous innovation, and delivering on commitments, Lam is transforming atomic-scale engineering and enabling its customers to shape the future of technology. Based in Fremont, Calif., Lam Research is a NASDAQ-100 Index ® and S&P 500 ® company whose common stock trades on the NASDAQ ® Global Select Market™ under the symbol LRCX. For more information, please visit http://www.lamresearch.com. (LRCX-F)

Consolidated Financial Tables Follow.

###

Lam Announces Financial Results for the March 2015 Quarter

LAM RESEARCH CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data and percentages)

(unaudited)

	Three Months Ended			Nine Months Ended
	March 29, 2015	December 28, 2014	March 30, 2014	March 29, 2015	March 30, 2014
Revenue	$1,393,333	$1,232,241	$1,227,392	$3,777,942	$3,358,512
Cost of goods sold	792,731	695,584	696,594	2,135,144	1,908,067

Gross margin	600,602	536,657	530,798	1,642,798	1,450,445
Gross margin as a percent of revenue	43.1%	43.6%	43.2%	43.5%	43.2%
Research and development	217,865	196,768	185,978	603,567	531,022
Selling, general and administrative	142,772	151,148	152,883	442,227	457,604

Total operating expenses	360,637	347,916	338,861	1,045,794	988,626

Operating income	239,965	188,741	191,937	597,004	461,819
Operating margin as a percent of revenue	17.2%	15.3%	15.6%	15.8%	13.8%
Other expense, net	(11,389)	(9,799)	(9,855)	(26,836)	(27,954)

Income before income taxes	228,576	178,942	182,082	570,168	433,865
Income tax expense	22,291	2,002	17,686	45,862	34,971

Net income	$206,285	$176,940	$164,396	$524,306	$398,894

Net income per share:
Basic net income per share	$1.30	$1.11	$1.01	$3.28	$2.46

Diluted net income per share	$1.16	$1.00	$0.96	$2.96	$2.33

Number of shares used in per share calculations:
Basic	158,992	159,248	162,238	159,975	161,904

Diluted	177,531	177,046	171,636	177,231	171,051

Cash dividend declared per share	$0.18	$0.18	$—	$0.54	$—

Lam Announces Financial Results for the March 2015 Quarter

LAM RESEARCH CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	March 29, 2015	December 28, 2014	June 29, 2014
	(unaudited)	(unaudited)	(1)
ASSETS
Cash and cash equivalents	$1,635,636	$981,275	$1,452,677
Short-term investments	2,313,495	1,902,402	1,612,967
Accounts receivable, net	1,046,800	944,014	800,616
Inventories	919,679	913,390	740,503
Other current assets	145,357	173,731	176,899

Total current assets	6,060,967	4,914,812	4,783,662
Property and equipment, net	579,824	585,372	543,496
Restricted cash and investments	164,300	155,455	146,492
Goodwill and intangible assets	2,242,977	2,282,006	2,360,303
Other assets	190,473	173,044	159,353

Total assets	$9,238,541	$8,110,689	$7,993,306

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities	$1,734,996	$1,708,656	$1,582,001

Long-term debt, convertible notes, and capital leases	$1,831,094	$830,880	$817,202
Income taxes payable	205,536	205,535	258,357
Other long-term liabilities	189,291	183,678	122,662

Total liabilities	3,960,917	2,928,749	2,780,222

Senior convertible notes	180,569	181,505	183,349

Stockholders’ equity (2)	5,097,055	5,000,435	5,029,735

Total liabilities and stockholders’ equity	$9,238,541	$8,110,689	$7,993,306

(1)	Derived from audited financial statements
(2)	Common shares issued and outstanding were 158,485 shares as of March 29, 2015, 159,294 shares as of December 28, 2014 and 162,350 shares as of June 29, 2014.

Lam Announces Financial Results for the March 2015 Quarter

LAM RESEARCH CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended			Nine Months Ended
	March 29, 2015	December 28, 2014	March 30, 2014	March 29, 2015	March 30, 2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$206,285	$176,940	$164,396	$524,306	$398,894
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	70,322	69,536	73,256	207,743	221,139
Deferred income taxes	1,739	3,320	(816)	8,245	11,641
Impairment of long-lived asset	—	—	4,000	—	11,632
Equity-based compensation expense	32,948	30,632	24,334	95,620	70,615
Income tax benefit on equity-based compensation plans	2,438	1,141	—	13,440	—
Excess tax benefit on equity-based compensation plans	(2,204)	(599)	—	(13,207)	—
Amortization of convertible note discount	8,749	8,609	8,313	25,867	24,652
Gain on sale of business	—	—	—	(7,431)	—
Other, net	1,902	1,607	2,741	9,035	4,428
Changes in operating assets and liabilities:	(131,142)	(129,947)	13,986	(370,181)	(271,843)

Net cash provided by operating activities	191,037	161,239	290,210	493,437	471,158

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(31,898)	(61,363)	(41,638)	(135,132)	(103,739)
Cash paid for business acquisition	—	—	—	(1,137)	(18,388)
Net purchases of available-for-sale securities	(359,416)	(321,590)	(82,744)	(671,361)	(128,931)
Purchase of other investment	(2,500)	—	—	(2,500)	—
Repayment of notes receivable	—	3,978	—	3,978	10,000
Proceeds from sale of business, net	—	—	—	41,212	—
Proceeds from sale of assets	—	—	—	—	21,635
Transfer of restricted cash and investments	(822)	100	28,572	(700)	28,722

Net cash used for investing activities	(394,636)	(378,875)	(95,810)	(765,640)	(190,701)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on long-term debt and capital lease obligations	(119)	(674)	(112)	(900)	(919)
Proceeds from issuance of long-term debt, net issuance costs	991,880	—	—	991,880	—
Excess tax benefit (expense) on equity-based compensation plans	2,204	599	(296)	13,207	(296)
Treasury stock purchases	(124,943)	(65,536)	(52,415)	(498,901)	(204,610)
Dividends paid	(28,724)	(29,381)	—	(87,345)	—
Reissuances of treasury stock related to employee stock purchase plan	14,934	—	13,210	31,853	28,329
Proceeds from issuance of common stock	7,403	4,223	5,111	16,235	26,134

Net cash provided by (used for) financing activities	862,635	(90,769)	(34,502)	466,029	(151,362)

Effect of exchange rate changes on cash	(4,675)	(3,998)	(152)	(10,867)	733
Net increase (decrease) in cash and cash equivalents	654,361	(312,403)	159,746	182,959	129,828
Cash and cash equivalents at beginning of period	981,275	1,293,678	1,132,555	1,452,677	1,162,473

Cash and cash equivalents at end of period	$1,635,636	$981,275	$1,292,301	$1,635,636	$1,292,301

Lam Announces Financial Results for the March 2015 Quarter

Non-GAAP Financial Summary

(in thousands, except percentages, share, and per share data)

(unaudited)

	Three Months Ended	Three Months Ended
	March 29, 2015	December 28, 2014
Revenue	$1,393,333	$1,232,241
Gross margin	$622,196	$560,044
Gross margin as percentage of revenue	44.7%	45.4%
Operating expenses	$345,049	$330,213
Operating income	$277,147	$229,831
Operating margin as a percentage of revenue	19.9%	18.7%
Net income	$244,911	$207,631
Net income per diluted share	$1.40	$1.19
Shares used in per share calculation - diluted	174,471	174,316

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income and U.S. GAAP number of dilutive shares to

Non-GAAP number of dilutive shares

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended	Three Months Ended
	March 29, 2015	December 28, 2014
U.S. GAAP net income	$206,285	$176,940
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired in Novellus transaction - cost of goods sold	21,286	21,286
Acquisition-related inventory fair value impact - cost of goods sold	308	2,101
Amortization related to intangible assets acquired in Novellus transaction - operating expenses	16,083	16,083
Restructuring (benefits) charges - operating expenses	(495)	1,620
Amortization of note discounts - other expense, net	8,749	8,609
Net tax benefit on non-GAAP items	(7,181)	(7,914)
Net tax benefit on reinstatement of research and development credit	—	(11,094)
Net tax benefit on successful resolution of certain tax matters	(124)	—

Non-GAAP net income	$244,911	$207,631

Non-GAAP net income per diluted share	$1.40	$1.19

U.S. GAAP number of shares used for diluted per share calculation	177,531	177,046
Effect of convertible note hedge	(3,060)	(2,730)

Non-GAAP number of shares used for diluted per share calculation	174,471	174,316

Lam Announces Financial Results for the March 2015 Quarter

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income

(in thousands, except percentages)

(unaudited)

	Three Months Ended	Three Months Ended
	March 29, 2015	December 28, 2014
U.S. GAAP gross margin	$600,602	$536,657
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired in Novellus transaction - cost of goods sold	21,286	21,286
Acquisition-related inventory fair value impact - cost of goods sold	308	2,101

Non-GAAP gross margin	$622,196	$560,044

U.S. GAAP gross margin as a percentage of revenue	43.1%	43.6%
Non-GAAP gross margin as a percentage of revenue	44.7%	45.4%
U.S. GAAP operating expenses	$360,637	$347,916
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired in Novellus transaction - operating expenses	(16,083)	(16,083)
Restructuring benefits (charges) - operating expenses	495	(1,620)

Non-GAAP operating expenses	$345,049	$330,213

Non-GAAP operating income	$277,147	$229,831

GAAP operating margin as a percent of revenue	17.2%	15.6%
Non-GAAP operating margin as a percent of revenue	19.9%	18.7%